Exhibit 10.3

FIRST AMENDMENT TO CREDIT AGREEMENT AND SECURITY AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT AND SECURITY AGREEMENT, dated as of June 3, 2015 (this “First Amendment”), among Overseas Shipholding Group, Inc., a Delaware corporation (“Holdings”), OSG International, Inc., a Marshall Islands corporation (the “Administrative Borrower”), OIN Delaware LLC, a Delaware limited liability company (the “Co-Borrower” and, together with the Administrative Borrower, the “Borrowers”), the other Loan Parties party hereto, the Lenders party hereto and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Holdings, the Borrowers, the other Loan Parties, the lenders party thereto from time to time (each, a “Lender” and, collectively, the “Lenders”), the Administrative Agent and the other parties thereto are parties to that certain Credit Agreement, dated as of August 5, 2014 (as amended by this First Amendment and as may hereafter be amended, amended and restated, modified, supplemented, extended, renewed, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Administrative Borrower, the Subsidiary Guarantors and the Collateral Agent are parties to that certain Security Agreement, dated as of August 5, 2014 (the “Security Agreement”); and

WHEREAS, Holdings, the Borrowers, the other Loan Parties and the Lenders party hereto desire to amend the Credit Agreement and the Security Agreement as provided herein;

NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

SECTION I.           Amendments to the Credit Agreement. On the First Amendment Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as set forth in this Section I:

1.          The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:

“First Amendment” shall mean the First Amendment, dated as of the First Amendment Effective Date, to this Agreement.

“First Amendment Effective Date” shall mean June 3, 2015.

“Permitted Bareboat Charter” shall mean, as of any time, each of no more than two bareboat charters of Vessels to OSG Bulk Ships, Inc. or a Subsidiary thereof, each covering no more than one Vessel, so long as: (a) each such bareboat charter is entered into on bona fide arm’s length terms at the time at which the Vessel is fixed; (b) no such bareboat charter, nor the performance thereof by the parties thereto, will materially impair the value of the Vessel subject to such bareboat charter; and (c) to the extent that such bareboat charter is of a Collateral Vessel: (1) the lien of the relevant Collateral Vessel Mortgage in favor of the Mortgage Trustee, and the ability of the Mortgage Trustee to foreclose on such Collateral Vessel Mortgage and to exercise its remedies thereunder, is not impaired in any material respect; and (2) OSG Bulk Ships, Inc., or any such Subsidiary thereof that is the charterer under such bareboat charter, shall, in such bareboat charter: (i) acknowledge for the benefit of the Secured Parties (as express third party beneficiaries) the existence of such Collateral Vessel Mortgage and that under the terms of such Collateral Vessel Mortgage, none of the shipowner, any charterer, the master of the vessel, or any other Person has any right, power or authority to create, incur or permit to be placed or imposed upon the Collateral Vessel, any lien whatsoever other than “Permitted Collateral Vessel Liens” as defined in such Collateral Vessel Mortgage; (ii) undertake for the benefit of the Secured Parties (as express third party beneficiaries) to comply, and provide such information and documents to enable the owner of such Collateral Vessel to comply, with all such instructions or directions in regard to the employment, creation of liens, insurances, operation, repairs and maintenance of the Collateral Vessel as laid down in the relevant Collateral Vessel Mortgage and the financing documents collateral thereto or as may be directed from time to time during the currency of such bareboat charter by the Mortgage Trustee in conformity therewith; (iii) subordinate any lien the charterer has under such bareboat charter against such Collateral Vessel to the lien of the Mortgage Trustee under the relevant Collateral Vessel Mortgage (and the Secured Parties shall be express third party beneficiaries thereof); and (iv) agree for the benefit of the Secured Parties (as express third party beneficiaries) that the Mortgage Trustee, upon the occurrence of an Event of Default, shall have the right but not the obligation to perform the owner’s obligations under such bareboat charter and to exercise the rights of the owner under such bareboat charter; it being understood that the terms and provisions of the bareboat charter addressing the items in this clause (c)(2) shall be in form and substance reasonably satisfactory to the Administrative Agent. Notwithstanding anything to the contrary herein, the Obligations of each Loan Party with respect to any Collateral Vessel that is the subject of a Permitted Bareboat Charter shall be deemed satisfied to the extent such Obligations are carried out by the charterer under such Permitted Bareboat Charter in accordance with the terms thereof.

“Pool Financing” shall mean a financing arrangement entered into by a Pool Operator, as agent for the applicable Shipping Pool, on behalf of the members or participants therein with a third-party lender, which financing is secured by the Pool Financing Receivables of the Vessels in such Shipping Pool.

“Pool Financing Receivables” shall mean, with respect to a Vessel in a Shipping Pool, (I) Moneys (as defined in Section 1-201 of the UCC) and claims for payment due or to become due to the Administrative Borrower or a Restricted Subsidiary thereof that owns such Vessel, or to the Pool Operator of such Shipping Pool on such Vessel owner’s behalf, whether as charter hire, freights, passage moneys, proceeds of off-hire and loss of hire insurances, loans, indemnities, payments or otherwise, under, and all claims for damages arising out of any breach of, any time or voyage charter, affreightment or other contract for the use or employment of such Vessel and (II) all remuneration for salvage and towage services, demurrage and detention moneys and any other moneys whatsoever due or to become due to such Vessel owner, or the Pool Manager on such Vessel owner’s behalf, arising from the use or employment of such Vessel.

“Pool Financing Indebtedness” shall mean indebtedness incurred by a Pool Operator, as agent for the applicable Shipping Pool, on behalf of the members or participants therein, under and pursuant to a Pool Financing.

“Pool Operator” shall mean a third-party operator or manager of any Shipping Pool.

“Shipping Pool” shall mean a shipping pool arrangement in which a Vessel has been entered, or in which a Vessel is a member, together with other vessels owned or operated by third parties that are part of such shipping pool arrangement.

2.          Clause (a) of the definition of “Available Amount” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “$25,000,000” appearing therein and inserting the text “$0” in lieu thereof.

3.          Clause (d) of the definition of “Available Amount” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “(ix)(II)” appearing therein and inserting the text “(xi)(II)” in lieu thereof.

4.          Clause (c) of the definition of “Change in Control” contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the following text contained therein:

“(excluding, in the case of both preceding clauses (i) and (ii), any individual whose initial nomination for, or assumption of office as, a member of that Board of Directors occurs as a result of an actual (or threatened) solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the Board of Directors)”.

5.          The definition of “Consolidated Indebtedness” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the text “and (iv)” appearing at the end of clause (iii) thereof and inserting the text “, (iv) the aggregate principal amount of all Pool Financing Indebtedness of the Administrative Borrower or any of its Restricted Subsidiaries (whether such Pool Financing Indebtedness is a several or joint and several obligation of the Administrative Borrower or any such Restricted Subsidiary and whether the obligations of the Administrative Borrower or any such Restricted Subsidiary are directly to the lender thereof, the respective Pool Operator or otherwise) and (v)” in lieu thereof and (ii) deleting the text “clauses (i) through (iii)” appearing in clause (iv) thereof and inserting the text “clauses (i) through (iv)” in lieu thereof.

6.          The definition of “Excess Cash Flow Period” contained in Section 1.01 of the Credit Agreement is hereby restated as follows:

“Excess Cash Flow Period” shall mean each fiscal year of the Administrative Borrower (commencing with its fiscal year ending December 31, 2015); provided that, with respect to the fiscal year of the Administrative Borrower ending December 31, 2015, Excess Cash Flow Period shall mean the period from and including July 1, 2015 through and including December 31, 2015.

7.          The definition of “Excluded Collateral” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (xiv) thereof and (ii) adding the following text immediately after the text “any Equity Interests in any Unrestricted Subsidiary” appearing in clause (xv) thereof:

“; and (xvi) Pool Financing Receivables and any proceeds thereof that are the subject of a Lien incurred under a Pool Financing (for so long as such Lien remains in effect)”.

8.          Clause (a) of the definition of “Permitted Charter” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“which is a time charter, voyage charter, consecutive voyage charter, contract of affreightment or Permitted Bareboat Charter;”.

9.          Section 2.10(b)(vi) of the Credit Agreement is hereby amended by deleting the parenthetical “(other than Net Cash Proceeds of less than $5,000,000 in the aggregate in any fiscal year of the Administrative Borrower)” appearing therein and inserting the following new parenthetical in lieu thereof:

“(other than (i) Net Cash Proceeds of less than $5,000,000 in the aggregate in any fiscal year of the Administrative Borrower and (ii) up to $78,000,000 of Net Cash Proceeds in the aggregate from the sales prior to the First Amendment Effective Date of (x) the Vessels Cabo Sounion, Overseas Eliane, Overseas Equatorial and Overseas Sovereign and (y) certain Real Property located in Manila, Philippines)”.

10.         Section 2.10(g) of the Credit Agreement is hereby amended restated in its entirety as follows:

“(g) Any (x) conversion of Initial Term Loans into any new or replacement tranche of term loans bearing interest at an Effective Yield less than the Effective Yield applicable to the Initial Term Loans (as such comparative yields are determined by the Administrative Agent), (y) optional or mandatory prepayment with respect to all or any portion of the Initial Term Loans with the proceeds of new term loans bearing interest at an Effective Yield less than the Effective Yield applicable to the Initial Term Loans (as such comparative yields are determined by the Administrative Agent), and (z) amendment to this Agreement that, directly or indirectly, reduces the Effective Yield applicable to the Initial Term Loans (other than, in each case, any such conversion, prepayment or amendment in connection with a Change of Control), in each case, shall be accompanied by the payment by the Borrowers (on a joint and several basis) of a prepayment premium equal to 1.00% of the aggregate principal amount of such Initial Term Loans repaid, converted or repriced, if such repayment, conversion or repricing is effected on or prior to the twelve month anniversary of the First Amendment Effective Date. Any such determination by the Administrative Agent as contemplated by the preceding sentence shall be conclusive and binding on the Borrowers and all Lenders, absent manifest error.”

11.         Clause (z) of Section 2.16(b) of the Credit Agreement is hereby restated in its entirety as follows:

“(z) the Borrowers or such assignee shall have paid to the affected Lender or the Issuing Bank in immediately available funds an amount equal to the sum of the principal of and interest and any prepayment premium or penalty (if any) accrued to the date of such payment on the outstanding Loans or LC Disbursements of such Lender or the Issuing Bank, respectively, affected by such assignment (including, in the case of any replacement of a Term Lender pursuant to clause (iv) above on or prior to the twelve month anniversary of the First Amendment Effective Date, any premium payable pursuant to Section 2.10(g) on the principal amount of the Initial Term Loans of such Lender subject to such assignment) plus all Fees and other amounts owing to or accrued for the account of such Lender or the Issuing Bank hereunder (including any amounts under Sections 2.12 and 2.13)”.

12.         Section 5.01(a) of the Credit Agreement is hereby amended by deleting the text “As soon as available and in any event within” appearing therein and inserting the word “Within” in lieu thereof.

13.         Section 5.01(b) of the Credit Agreement is hereby amended by deleting the text “As soon as available and in any event within” appearing therein and inserting the word “Within” in lieu thereof.

14.         Section 5.01(c) of the Credit Agreement is hereby amended by deleting the text “As soon as available and in any event within” appearing therein and inserting the word “Within” in lieu thereof.

15.         Section 5.16(h) of the Credit Agreement is hereby restated in its entirety as follows:

“(h) Each Restricted Party which enters into a Permitted Charter of a Collateral Vessel for an initial or extended period (in each case, including extension options) in excess of 24 months shall cause to be included in such Permitted Charter or extension thereof a provision confirming the priority of any preferred ship mortgages covering such Collateral Vessel over the rights of the charterer under such Permitted Charter, and upon such Restricted Party’s request, the Mortgage Trustee shall enter into, with such charterer, a quiet enjoyment agreement substantially in the form of Exhibit O together with such additional terms reasonably requested by such charterer, subject to the Mortgage Trustee’s consent, such consent not to be unreasonably withheld or delayed; provided, however, that the provisions of this Section 5.16(h) do not apply to Permitted Bareboat Charters.”

16.         Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (n) thereof, (ii) deleting the period appearing at the end of clause (o) thereof and inserting the text “; and” in lieu thereof and (iii) adding the following new clause (p) at the end thereof;

“(p)       Indebtedness consisting of Pool Financing Indebtedness in an aggregate principal amount not to exceed $75,000,000 at any time outstanding (which amount, for the avoidance of doubt, shall include the principal amount of all Indebtedness of the Administrative Borrower or any of its Restricted Subsidiaries in respect of such Pool Financing Indebtedness for which it is liable, whether on a several basis, or on a joint and several basis with any other Person).”

17.         Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (v) thereof, (ii) deleting the period appearing at the end of clause (w) thereof and inserting the text “; and” in lieu thereof and (iii) adding the following new clause (x) at the end thereof;

“(x)        Liens on Pool Financing Receivables and the proceeds thereof securing Pool Financing Indebtedness incurred pursuant to Section 6.01(p).”

18.         The first sentence of Sections 6.05 of the Credit Agreement is hereby amended by deleting the text “(or agree to do any of the foregoing at any time)” appearing therein.

19.         The first sentence of Sections 6.06 of the Credit Agreement is hereby amended by deleting the text “or agree to effect any disposition of any property,” appearing therein.

20.         The first sentence of Sections 6.07 of the Credit Agreement is hereby amended by deleting the text “(or agree to do any of the foregoing at any time)” appearing therein.

21.         Section 6.08 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (e) thereof, (ii) deleting the period appearing at the end of clause (f) thereof and inserting the text “; and” in lieu thereof and (iii) adding the following new clause (g) at the end thereof:

“(g)       so long as no Default then exists or would result therefrom, the Administrative Borrower may pay a cash Dividend to Holdings on or prior to June 30, 2015 in an aggregate amount not to exceed $200,000,000 (exclusive of any Dividend to Holdings paid pursuant to a different clause of this Section 6.08).”

22.         Section 6.17 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (c) thereof and (ii) adding the text “; and (e) covenants in documents creating Liens that secure Pool Financing Indebtedness prohibiting Liens on Pool Financing Receivables” immediately prior to the period at the end thereof.

23.         Section 6.20 of the Credit Agreement is hereby amended by inserting the text “, other than pursuant to a Permitted Bareboat Charter,” immediately before the text “for any period” appearing in clause (i) thereof.

SECTION II. Release of Liens on Pool Financing Receivables.   Section 10.4 of the Security Agreement is hereby amended by adding the following new clause (c) at the end thereof:

“(c) Notwithstanding anything to the contrary set forth in the Credit Agreement or any other Loan Document, (i) to the extent that (but only for so long as) Pool Financing Receivables have been pledged as security by a Pledgor to secure Pool Financing Indebtedness, such Pool Financing Receivables shall be automatically released from the Lien of this Agreement and (ii) at the written request and sole expense of such Pledgor, the Collateral Agent shall promptly execute and deliver to such Pledgor all releases or other documents reasonably necessary or desirable and in form reasonably satisfactory to the Collateral Agent and take such further actions for the release of such Pool Financing Receivables from the security interests created hereby.”

SECTION III. Effectiveness. This First Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which the following conditions have been satisfied:

1.          the Administrative Agent shall have received copies of signature pages to this First Amendment, duly executed and delivered (including by way of facsimile or other electronic transmission) by the Administrative Agent, the Loan Parties and the Required Lenders;

2.          (a) no Default shall have occurred and be continuing on the First Amendment Effective Date or would occur after giving effect to this First Amendment and (b) both immediately before and after giving effect to this First Amendment, each of the representations and warranties made by any Loan Party set forth in Article III of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of such earlier date);

3.          the Borrower shall have paid to the Administrative Agent, for the account of each Lender that has delivered to the Administrative Agent an executed counterpart of this First Amendment on or prior to 11:00 a.m., New York City time, on June 3, 2015, a fee in an aggregate amount equal to 0.75% of the sum of (i) the aggregate principal amount of all Term Loans of such Lender outstanding on the First Amendment Effective Date and (ii) the Revolving Commitment of such Lender as in effect on the First Amendment Effective Date; and

4.          the Borrower shall have paid to the Administrative Agent and its Affiliates, all costs, fees and expenses (including legal fees and expenses of White & Case LLP) owing in connection with this First Amendment and the other Loan Documents to the extent invoiced (in the case of costs and expenses) at least one Business Day prior to the First Amendment Effective Date.

SECTION IV.  Miscellaneous Provisions.

1.          Except as expressly provided herein, (a) the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms, and (b) this First Amendment shall not be deemed a waiver or modification of any other term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Administrative Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

2.          This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this First Amendment shall be effective as delivery of an original executed counterpart of this First Amendment.

3.          THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, AND THE PROVISIONS OF THE CREDIT AGREEMENT UNDER THE HEADING “GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS”, AS SET FORTH IN SECTION 11.09 OF THE CREDIT AGREEMENT, ARE INCORPORATED HEREIN BY THIS REFERENCE.

4.          From and after the date hereof, (a) all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby, and (b) this First Amendment shall be deemed to constitute a “Loan Document” for all purposes of the Credit Agreement.

[Remainder of page left intentionally blank]

*          *          *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

OVERSEAS SHIPHOLDING GROUP, INC.,
as Holdings and a Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T. Blackley
Title: President and Chief Executive Officer

OSG INTERNATIONAL, INC.,
as the Administrative Borrower and a Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T. Blackley
Title: Senior Vice President, Chief Financial Officer and Comptroller

OIN DELAWARE LLC,
as the Co-Borrower and a Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T. Blackley
Title: Manager

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

1372 TANKER CORPORATION
AFRICA TANKER CORPORATION
ANDROMAR LIMITED
CABO SOUNION LIMITED
CARIBBEAN TANKER CORPORATION
DELTA AFRAMAX CORPORATION
EIGHTH AFRAMAX TANKER CORPORATION
EPSILON AFRAMAX CORPORATION
FIRST UNION TANKER CORPORATION
FRONT PRESIDENT INC.
INTERNATIONAL SEAWAYS, INC.
KYTHNOS CHARTERING CORPORATION
MAPLE TANKER CORPORATION
OAK TANKER CORPORATION
OCEANIA TANKER CORPORATION
OSG CLEAN PRODUCTS INTERNATIONAL, INC.
OVERSEAS SHIPPING (GR) LTD
REYMAR LIMITED
ROSALYN TANKER CORPORATION
ROSEMAR LIMITED
SAKURA TRANSPORT CORP.
SERIFOS TANKER CORPORATION
SIFNOS TANKER CORPORATION
SIXTH AFRAMAX TANKER CORPORATION
THIRD UNITED SHIPPING CORPORATION
TOKYO TRANSPORT CORP.,
each, as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T. Blackley
Title: President

ALCESMAR LIMITED
ALCMAR LIMITED
AMALIA PRODUCT CORPORATION
AMBERMAR PRODUCT CARRIER CORPORATION
ANTIGMAR LIMITED
ARIADMAR LIMITED
ATALMAR LIMITED
ATHENS PRODUCT TANKER CORPORATION
AURORA SHIPPING CORPORATION
BATANGAS TANKER CORPORATION
CABO HELLAS LIMITED
CARL PRODUCT CORPORATION
CONCEPT TANKER CORPORATION
GOLDMAR LIMITED
JADEMAR LIMITED
KIMOLOS TANKER CORPORATION
LEYTE PRODUCT TANKER CORPORATION

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

LUXMAR PRODUCT TANKER CORPORATION
MAREMAR PRODUCT TANKER CORPORATION
MILOS PRODUCT TANKER CORPORATION
MINDANAO TANKER CORPORATION
PEARLMAR LIMITED
PETROMAR LIMITED
RICH TANKER CORPORATION
RUBYMAR LIMITED
SAMAR PRODUCT TANKER CORPORATION
SHIRLEY AFRAMAX CORPORATION
SILVERMAR LIMITED
SKOPELOS PRODUCT TANKER CORPORATION
STAR CHARTERING CORPORATION
URBAN TANKER CORPORATION
VIEW TANKER CORPORATION,
each, as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T. Blackley
Title: Senior Vice President

OSG LIGHTERING LLC
as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T. Blackley
Title: Senior Vice President and Manager

OSG SHIP MANAGEMENT (UK) LTD,
as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name: Ian T. Blackley
Title: Director

MAJESTIC TANKERS CORPORATION
SEVENTH AFRAMAX TANKER CORPORATION,
each, as a Subsidiary Guarantor

By:	/s/ Lois K. Zabrocky
Name: Lois K. Zabrocky
Title: President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

JEFFERIES FINANCE LLC, as
Administrative Agent

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

UBS AG, STAMFORD BRANCH

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

By:	/s/ Denise Bushee
Name:	Denise Bushee
Title:	Associate Director

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

AIMCO CLO, Series 2014-A

By:	/s/ Chris Goergen
Name:	Chris Goergen
Title:	Authorized Signatory

By:	/s/ Mark Pittman
Name:	Mark Pittman
Title:	Authorized Signatory

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACAS CLO 2012-1, Ltd.
By: American Capital CLO Management, LLC
(f/k/a American Capital Leveraged Finance
Management, LLC), its Manager

By:	/s/ William Weiss
Name:	William Weiss
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACAS CLO 2013-1, Ltd.
By: American Capital CLO Management, LLC
(f/k/a American Capital Leveraged Finance
Management, LLC), its Manager

By:	/s/ William Weiss
Name:	William Weiss
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACAS CLO 2014-1, Ltd.
By: American Capital CLO Management, LLC
its Manager

By:	/s/ William Weiss
Name:	William Weiss
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACAS CLO 2014-2, Ltd.
By: American Capital CLO Management, LLC
its Manager

By:	/s/ William Weiss
Name:	William Weiss
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JFIN CLO 2012 LTD.
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ David Wells
Name:	David Wells
Title:	Managing Director

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JFIN CLO 2013 LTD.
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ David Wells
Name:	David Wells
Title:	Managing Director

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JFIN CLO 2014 LTD.
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ David Wells
Name:	David Wells
Title:	Managing Director

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JFIN CLO 2014-II LTD.
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ David Wells
Name:	David Wells
Title:	Managing Director

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JFIN CLO 2015 LTD.
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ David Wells
Name:	David Wells
Title:	Managing Director

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Arrowpoint CLO 2014-3, LTD

By:	/s/ Colby Stilson
Name:	Colby Stilson
Title:	Portfolio Manager

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Arrowpoint CLO 2015-4, LTD

By:	/s/ Colby Stilson
Name:	Colby Stilson
Title:	Portfolio Manager

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Peaks CLO 1, LTD

By:	/s/ Colby Stilson
Name:	Colby Stilson
Title:	Portfolio Manager

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Benefit Street Partners Capital Opportunity Fund SPV LLC

By:	/s/ Todd Marsh
Name:	Todd Marsh
Title:	Authorized Signer

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Black Diamond CLO 2013-1 Ltd.
By: Black Diamond CLO 2013-1 Adviser,
L.L.C. As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Black Diamond CLO 2014-1 Ltd.
By: Black Diamond CLO 2014-1 Adviser,
L.L.C.
As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Dauphin Funding LLC
By: FS Global Credit Opportunities Fund as
Sole Member
By: GSO Capital Partners LP as Sub-Adviser

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

SSD LOAN FUNDING LLC
By: Citibank, N.A.,

By:	/s/ Tina Tran
Name:	Tina Tran
Title:	Director

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

BLT 13 LLC

By:	/s/ Robert Healey
Name:	Robert Healey
Title:	Authorized Signatory

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

BATTALION CLO III LTD.
BY: BRIGADE CAPITAL MANAGEMENT
LP As Collateral Manager

By:	/s/ James Keogh
Name:	James Keogh
Title:	Bank Debt Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Battalion CLO V Ltd.
By: BRIGADE CAPITAL MANAGEMENT,
LP as Collateral Manager

By:	/s/ James Keogh
Name:	James Keogh
Title:	Bank Debt Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Battalion CLO VI Ltd.
By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ James Keogh
Name:	James Keogh
Title:	Bank Debt Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Battalion CLO VII Ltd.
By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ James Keogh
Name:	James Keogh
Title:	Bank Debt Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Goldman Sachs Trust II- Goldman Sachs
Multi-Manager Alternatives Fund
By: BRIGADE CAPITAL MANAGEMENT,
LP as Investment Manager

By:	/s/ James Keogh
Name:	James Keogh
Title:	Bank Debt Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JPMC Retirement Plan Brigade Bank Loan
BY: BRIGADE CAPITAL MANAGEMENT,
LP As Investment Manager

By:	/s/ James Keogh
Name:	James Keogh
Title:	Bank Debt Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JP Morgan Chase Retirement Plan
BY: BRIGADE CAPITAL MANAGEMENT,
LP As Investment Manager

By:	/s/ James Keogh
Name:	James Keogh
Title:	Bank Debt Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Virtus Alternative Income Solution Fund
By: Brigade Capital Management, LP as
Investment Manager

By:	/s/ James Keogh
Name:	James Keogh
Title:	Bank Debt Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Virtus Alternative Total Solution Fund
By: Brigade Capital Management, LP as
Investment Manager

By:	/s/ James Keogh
Name:	James Keogh
Title:	Bank Debt Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Virtus Alternative Inflation Solution Fund
By: Brigade Capital Management, LP as
Investment Manager

By:	/s/ James Keogh
Name:	James Keogh
Title:	Bank Debt Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Canyon Capital CLO 2012-1 Ltd.
BY: Canyon Capital Advisors, its Asset
Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Canyon Capital CLO 2014-1 Ltd.
BY: Canyon Capital Advisors, its Asset
Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Canyon Capital CLO 2014-2 Ltd.
BY: Canyon Capital Advisors, its Asset
Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Canyon Capital CLO 2015-1, LTD.
By: Canyon Capital Advisors LLC,
a Delaware limited liability company,
its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Active Portfolios Multi-Manager Core Plus Bond Fund
BY: TCW Asset Management Company as Investment Manager

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CORNELL UNIVERSITY

By:	/s/ Eitan Mecameo
Name:	Eitan Mecameo
Title:	Partner

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

COVENANT CREDIT PARTNERS CLO I, LTD.,

By:	/s/ Brian Horton
Name:	Brian Horton
Title:	MD

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ATRIUM IX
By: Credit Sales Asset Management, LLC, as Portfolio manager

By:	/s/ Ilan Friedman
Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ATRIUM VIII
By: Credit Suisse Asset Management LLC, as portfolio manager

By:	/s/ Ilan Friedman
Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ATRIUM XI
By: Credit Suisse Asset Management LLC, as portfolio manager

By:	/s/ Ilan Friedman
Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

BA/CSCREDIT I LLC
By: Credit Suisse Asset Management LLC, as its investment manager

By:	/s/ Ilan Friedman
Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Bentham Wholesale Syndicated Loan Fund
By: Credit Salm Asset Management, LLC, as Agent (Sub-advisor) to Challenger investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/s/ Ilan Friedman
Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Credit Suisse High Yield Bond Fund
By: Credit Suisse Asset Management, LLC, as Investment adviser

By:	/s/ Ilan Friedman
Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

HYFI LOAN FUND
By: Credit Suisse Asset Management, LLC, as Investment manager

By:
Name:
Title:

By:	/s/ Ilan Friedman
Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

MADISON PARK FUNDING XIV, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Ilan Friedman
Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

MADISON PARK FUNDING IX, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Ilan Friedman
Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

PK-SSL Investment Fund Limited Partnership
By: Credit Suisse Asset Management, LLC, as Investment manager

By:	/s/ Ilan Friedman
Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

QUALCOMMGLOBAL TRADING PTE. LTD.
By: Credit Suisse Asset Management, LLC, as Investment manager

By:	/s/ Ilan Friedman
Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

State of New Mexico State Investment Council
By authority delegated to the New Mexico State Investment Office
By Credit Suisse Asset Management, LLC, Its Investment manager

`	By:
Name:
Title:

	By:	/s/ Ilan Friedman
	Name:	Ilan Friedman
	Title:	Authorized Signatory

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

THE RATON CORPORATION MASTER RETIREMENT TRUST
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Ilan Friedman
Name:	Ilan Friedman
Title:	Authorized Signatory

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Bell Atlantic Master Trust
By: Credit Value Partners LP, as Authorized Signatory

By:	/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Partner

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CREDIT VALUE MASTER FUND III, L.P.
BY: Credit Value Partners, LP, as Investment Manager

By:	/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Partner

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CVP Cascade CLO-1 Ltd.
BY: Credit Value Partners, LP, as Investment Manager

By:	/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Partner

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CVP Cascade CLO-2 Ltd.
BY: Credit Value Partners, LP, as Investment Manager

By:	/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Partner

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CVP Cascade CLO-3 Ltd.
By: CVP CLO Manager, LLC
as Investment Manager

By:	/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Partner

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Patagonia Trading, LLC
By: SunTrust Bank, as manager

By:	/s/ Dougles Weltz
Name:	Dougles Weltz
Title:	Director

By:
Name:	N/A
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

DEUTSCHE BANK AG NEW YORK BRANCH
By: DB Services New Jersey, Inc

By:	/s/ Deirdre Cesario
Name:	Deirdre Cesario
Title:	Assistant Vice President

By:	/s/ Raymond Chin
Name:	Raymond Chin
Title:	Assistant Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Vibrant CLO II, Ltd.
By: DFG Investment Advisers, Inc., as Portfolio Manager

By:	/s/ David Millison
Name:	David Millison
Title:	Managing Partner and Senior Portfolio Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

VIBRANT CLO, LTD.
By: DFG Investment Advisers, Inc. as Portfolio Manager

By:	/s/ David Millison
Name:	David Millison
Title:	Managing Partner and Senior Portfolio Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

FPA NEW INCOME, INC.

By:	/s/ E. LAKE SETZLER III
Name:	E. LAKE SETZLER III
Title:	TREASURER

By:	/s/ J. RICHARD ATWOOD
Name:	J. RICHARD ATWOOD
Title:	PRESIDENT

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

INFIRMARY HEALTY SYSTEM, INC.

By:	/s/ E. LAKE SETZLER III
Name:	E. LAKE SETZLER III
Title:	SVP & CONTROLLER

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

INOVA HEALTH SYSTEM FOUNDATION

By:	/s/ E. LAKE SETZLER III
Name:	E. LAKE SETZLER III
Title:	SVP & CONTROLLER

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

MOTION PICTURE INDUSTRY INDIVIDUAL ACCOUNT PLAN

By:	/s/ E. LAKE SETZLER III
Name:	E. LAKE SETZLER III
Title:	SVP & CONTROLLER

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

MOTION PICTURE INDUSTRY HEALTH PLAN (ACTIVE)

By:	/s/ E. LAKE SETZLER III
Name:	E. LAKE SETZLER III
Title:	SVP & CONTROLLER

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

MOTION PICTURE INDUSTRY PENSION PLAN

By:	/s/ E. LAKE SETZLER III
Name:	E. LAKE SETZLER III
Title:	SVP & CONTROLLER

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

MOTION PICTURE INDUSTRY HEALTH PLAN (RETIREE)

By:	/s/ E. LAKE SETZLER III
Name:	E. LAKE SETZLER III
Title:	SVP & CONTROLLER

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

SCREEN ACTORS GUILD PRODUCERS PENSION PLAN

By:	/s/ E. LAKE SETZLER III
Name:	E. LAKE SETZLER III
Title:	SVP & CONTROLLER

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

SCREEN ACTORS GUILD PRODUCERS HEALTH PLAN

By:	/s/ E. LAKE SETZLER III
Name:	E. LAKE SETZLER III
Title:	SVP & CONTROLLER

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

THE HEALTH PLAN OF THE UPPER OHIO VALLEY, INC.

By:	/s/ E. LAKE SETZLER III
Name:	E. LAKE SETZLER III
Title:	SVP & CONTROLLER

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Blue Shield of California

By:	/s/ DAVID ARDINI
Name:	DAVID ARDINI
Title:	ASST. VICE PRESIDENT

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin CLO VI, Ltd.

By:	/s/ DAVID ARDINI
Name:	DAVID ARDINI
Title:	FRANKLIN ADVISERS, INC. AS COLLATERAL MANAGER VICE PRESIDENT

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin Floating Rate Master Trust – Franklin Floating Rate Master Series

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund

By:	/s/ MADELINE LAM
Name:	MADELINE LAM
Title:	VICE PRESIDENT

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin Templeton Series II Funds – Franklin Floating Rate II Fund

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin Strategic Income Fund (Canada)

By:	/s/ Hague Van Dillen
Name:	Hague Van Dillen
Title:	Authorized Signer

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin Strategic Series-Franklin Strategic Income Fund

By:	/s/ Hague Van Dillen
Name:	Hague Van Dillen
Title:	Authorized Signer

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin Templeton Variable Insurance Products Trust-Franklin Strategic Income VIP Fund

By:	/s/ Hague Van Dillen
Name:	Hague Van Dillen
Title:	Authorized Signer

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Muir Woods CLO, Ltd.

By:	/s/ DAVID ARDINI
Name:	DAVID ARDINI
Title:	FRANKLIN ADVISERS, INC. AS COLLATERAL MANAGER
VICE PRESIDENT

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Commonwealth Fixed Interest Fund 17

By:	/s/ Rable Abas
Name:	Rable Abas
Title:	Attorney

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin Bissett Bond Fund

By:	/s/ HEATHER MCOUATT
Name:	HEATHER MCOUATT
Title:	V.P., Portfolio Manager

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin Bissett Canadian Short Term Bond Fund

By:	/s/ HEATHER MCOUATT
Name:	HEATHER MCOUATT
Title:	V.P., Portfolio Manager

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin Bissett Corporate Bond Fund

By:	/s/ HEATHER MCOUATT
Name:	HEATHER MCOUATT
Title:	V.P., Portfolio Manager

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., ON DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin Investors Securities Trust-Franklin Real Return Fund

By:	/s/ Hague Van Diller
Title:	Hague Van Diller
Name:	Authorized Signer

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin Investors Securities Trust-Franklin Low Duration Total Return Fund

By:	/s/ Hague Van Dillen
Name:	Hague Van Dillen
Title:	Authorized Signer

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin Templeton Total Return FDP Fund of FDP Series, Inc.

By:	/s/ Hague Van Dillen
Name:	Hague Van Dillen
Title:	Authorized Signer

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Kansas Public Employees Retirement System

By:	/s/ Hague Van Dillen
Name:	Hague Van Dillen
Title:	Authorized Signer

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Met Investors Series Trust — Met/Franklin Low Duration Total Return Portfolio

By:	/s/ Hague Van Dillen
Name:	Hague Van Dillen
Title:	Authorized Signer

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

City of New York Group Trust
BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

GoldenTree Loan Opportunities IX, Limited
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

The Western and Southern Life Insurance Company
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Watford Re Ltd.
By: Highbridge Principal Strategies, LLC, its
investment manager

By:	/s/ Serge Adam
Name:	Serge Adam
Title:	Managing Director

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ZURICH AMERICAN INSURANCE COMPANY
By: Highbridge Principal Strategies, LLC as Investment Manager

By:	/s/ Serge Adam
Name:	Serge Adam
Title:	Managing Director

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACIS CLO 2013-1 LTD.

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACIS CLO 2013-2 LTD
By: Acis Capital Management, L.P., its Portfolio Manager
By: Acis Capital Management GP, LLC, its general partner

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACIS CLO 2014-3, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACIS CLO 2014-4, Ltd.

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACIS CLO 2014-5, Ltd.

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACIS CLO 2015-6, Ltd

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Bandera Strategic Credit Partners I, LP

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Highland Floating Rate Opportunities Fund

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Highland Global Allocation Fund

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Highland Loan Master Fund, L.P.
By: Highland Capital Loan GP, LLC, its general partner
By: Highland Capital Management, L.P., its sole member
By: Strand Advisors Inc., its General Partner
By:

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Highland Opportunistic Credit Fund

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Longhorn Credit Funding, LLC
BY: Highland Capital Management, L.P., As
Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NewMark Capital Funding 2014-2 CLO Ltd.
By: NewMark Capital LLC, as Collateral Manager

By:	/s/ Mark Gold
Name:	Mark Gold
Title:	Managing Partner, CEO & CIO

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NewMark Capital Funding 2013-1 CLO Ltd.
By: NewMark Capital LLC, as Collateral Manager

By:	/s/ Mark Gold
Name:	Mark Gold
Title:	Managing Partner, CEO & CIO

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ICE 3: GLOBAL CREDIT CLO LIMITED BY: ICE CANYON LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ICE Global Credit CLO Limited
By: ICE Canyon LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Invesco Corporate Class Inc. (for its Trimark Global Balanced Class), as a lender,

By: Invesco Canada Ltd, in its capacity as the Manager of Trimark Global Balanced Class of Invesco Corporate Class Inc.

/s/ Isam Walji
Name: Isam Walji
Title: Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Trimark Adavantage Bond Fund, as a lender,

By: Invesco Canada Ltd, in its capacity as the
Manager of Trimark Advantage Bond Fund.

/s/ Isam Walji
Name: Isam Walji
Title: Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Trimark Floating Rate Income Fund, as a lender,

By: Invesco Canada Ltd, in its capacity as the Manager of Trimark Floating Rate Income Fund.

/s/ Isam Walji
Name: Isam Walji
Title: Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Trimark Global Balanced Fund, as a lender,

By: Invesco Canada Ltd, in its capacity as the Manager of Trimark Global Balanced Fund.

/s/ Isam Walji
Name: Isam Walji
Title: Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Trimark Global High Yield Bond Fund, as a lender,

By: Invesco Canada Ltd, in its capacity as the Manager of Trimark Global High Yield Fund.

/s/ Isam Walji
Name: Isam Walji
Title: Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Janus US High Yield Fund
By: Janus Capital Fund Plc

By:	/s/ Carrie Barrera
Name:	Carrie Barrera
Title:	Closer

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Janus Global High Yield Fund
By: Janus Capital Fund Plc

By:	/s/ Carrie Barrera
Name:	Carrie Barrera
Title:	Closer

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Janus High-Yield Fund

By:	/s/ Charles Turner
Name:	Charles Turner
Title:	Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Janus Multi Sector Income Fund Craig Brown

By:	/s/ Charles Turner
Name:	Charles Turner
Title:	Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JFIN REVOLVER CLO 2014 LTD.

By: Jefferies Finance LLC, as Portfolio Manager

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC

By:	/s/ William P. McLoughlin
Name:	William P. McLoughlin
Title:	Senior Vice President Jefferles Leveraged Credit Products, LLC

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACE Bermuda Insurance Ltd

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACE Tempest Reinsurance Ltd

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

KKR FINANCIAL CLO 2013-2, LTD.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

KKR FINANCIAL CLO 2012-1, LTD.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

KKR FINANCIAL CLO 2013-1, LTD.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Maryland State Retirement and Pension System

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Oregon Public Employees Retirement Fund

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

US Income Strategy Fund of Nikko AM InvestmentTrust (Cayman)

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Liberty Mutual Insurance Company

By:	/s/ Sheila Finnerty
Name:	Sheila Finnerty
Title:	Authorized Signatory

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Liberty Mutual Retirement Plan Master Trust

By:	/s/ Sheila Finnerty
Name:	Sheila Finnerty
Title:	Authorized Signatory

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

LOOMIS SAYLES SENIOR FLOATING
RATE AND FIXED INCOME TRUST,
As Lender

By:	Loomis Sayles Trust Company, LLC,
As Trustee of Loomis Sayles Senior Floating Rate and Fixed Income Trust

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

LOOMIS SAYLES SENIOR
FLOATING RATE & FIXED INCOME FUND,
As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Adviser

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Metropolitan West Floating Rate Income Fund
BY: Metropolitan West Asset Management as Investment Manager

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Metropolitan West High Yield Bond Fund
BY: Metropolitan West Asset Management as Investment Manager

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Pictet - US High Yield
BY: Metropolitan West Asset Management as Investment Manager

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Pictet Sicav II - US High Yield
BY: Metropolitan West Asset Management as Investment Manager

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

MidOcean Credit CLO I

By:	/s/ Jim Wiant
Name:	Jim Wiant
Title:	Managing Director

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

MidOcean Credit CLO II
By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name:	Jim Wiant
Title:	Managing Director

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

MidOcean Credit CLO III
By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name:	Jim Wiant
Title:	Managing Director

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

MidOcean Credit CLO IV
By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name:	Jim Wiant
Title:	Managing Director

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

MidOcean Credit Opportunity Master Fund, LP

By:	/s/ Jim Wiant
Name:	Jim Wiant
Title:	Managing Director

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Venture IX CDO, Limited
BY: its investment advisor, MJX Asset
Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Venture X CLO, Limited
BY: its investment advisor, MJX Asset
Management, LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Venture XI CLO, Limited
BY: its investment advisor, MJX Asset
Management, LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

VENTURE XII CLO, Limited
BY: its investment advisor
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

VENTURE XIII CLO, Limited
BY: its Investment Advisor
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

VENTURE XIV CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

VENTURE XIX CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

VENTURE XV CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

VENTURE XVI CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Venture XVII CLO Limited
BY: its investment advisor, MJX Asset
Management, LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Venture XVIII CLO, Limited
By: its investment advisor
MIX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Oaktree CLO 2014-2 Ltd.
By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Narmeen Azad
Name:	Narmeen Azad
Title:	Vice President

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Citi Loan Funding OFS8 LLC,
By: Citibank, N.A.,

By:	/s/ Paul Plank
Name:	Paul Plank
Title:	Director

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OFSI Fund V, Ltd.
	By:	OFS Capital Management, LLC
	Its:	Collateral Manager
		By:	/s/ SEAN C. KELLEY
		Name:	SEAN C. KELLEY
		Title:	DIRECTOR

[By:
Name:
Title:][1]

1 If second signature line is required

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OFSI Fund VI, Ltd.
	By:	OFS Capital Management, LLC
	Its:	Collateral Manger
		By:	/s/ SEAN C. KELLEY
		Name:	SEAN C. KELLEY
		Title:	DIRECTOR

[By:
Name:
Title:][1]

1 If second signature line is required

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OFSI Fund VII, Ltd.
By:	OFS Capital Management, LLC
Its:	Collateral Manage
	By:	/s/ SEAN C. KULEY
	Name:	SEAN C. KULEY
	Title:	DIRECTOR

[By:
Name:
Title:][1]

1 If second signature line is required

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM Funding II, Ltd.
By: Och-Ziff Loan Management LP, collateral manager
By: Och-Ziff Loan Management LLC , its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OIN Team Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM Funding III, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OIN Team Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM Funding IV, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OIN Team Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM Funding, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OIN Team Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM Funding V, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OIN Team Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM IX, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OIN Team Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM VI, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OIN Team Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM VII, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OIN Team Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM VIII, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OIN Team Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM X, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OIN Team Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG BULK SHIPS, INC., THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM XI, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to First Amendment to OIN Team Loan Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Benefit Street Partners CLO III, Ltd.

By:	/s/ Todd Marsh
Name:	Todd Marsh
Title:	Authorized Signer

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Benefit Street Partners CLO V, Ltd.

By:	/s/ Todd Marsh
Name:	Todd Marsh
Title:	Authorized Signer

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Benefit Street Partners CLO VI, Ltd.

By:	/s/ Todd Marsh
Name:	Todd Marsh
Title:	Authorized Signer

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CORBIN OPPORTUNTY FUND, L.P.

By: Corbin Capital Partners, L.P., solely in its capacity as investment manager

By:	/s/ Daniel Friedman
Name:	Daniel Friedman
Title:	General Counsel

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

PONTUS HOLDINGS LTD.

By:	/s/ Russell F. Bryant
Name:	Russell F. Bryant
Title:	Chief Financial Officer
Quadrant Capital Advisors, Inc.
Investment Advisor to Pontus Holdings Ltd.

[By:
Name:
Title:] [1]

1 If second signature line is required.

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

[NAME OF LENDER] Redwood Opportunity Master Fund, Ltd
By: Redwood Capital Management, LLC, its Investment Manager

By:	/s/ Ruben Kliksberg
Name:	Ruben Kliksberg
Title:	Authorized Signatory

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Reef Road Capital, LLC on behalf of Reef Road Master Fund, Ltd.

By:	/s/ Eric Rosen
Name:	Eric Rosen
Title:	Chief Investment Officer

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CAVALRY CLO II

By: Regiment Capital Management, LLC, its Investment Adviser

By:	/s/ Mark Brostowski
Mark Brostowski
Authorized Signatory

1 If second signature line is required.

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CAVALRY CLO III, LTD.

By: Regiment Capital Management, LLC, its Investment Adviser

By:	/s/ Mark A. Brostowski
Mark A. Brostowski
Authorized Signatory

1 If second signature line is required.

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CAVALRY CLO IV, LTD.

By: Regiment Capital Management, LLC, its Investment Adviser

By:	/s/ Mark A. Brostowski
Mark A. Brostowski
Authorized Signatory

1 If second signature line is required.

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

RIMROCK HIGH INCOME PLUS (MASTER) FUND, LTD.
RIMROCK LOW VOLATILITY (MASTER) FUND, LTD.
as a Lender
By:	Rimrock Capital, as its investment manager

By:	/s/ S. Blumetti
Name:	S. Blumetti
Title:	MD

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Avery Point II CLO, Limited
BY: Sankaty Advisors, LLC, as Portfolio
Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Avery Point IV CLO, Limited
BY: Sankaty Advisors, LLC, as Portfolio
Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Avery Point V CLO, Limited
BY: Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Document Control Team

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Race Point IX CLO, Limited
By: Sankaty Advisors, LLC as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Document Control Team

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Race Point VI CLO, Limited
By: Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Race Point VII CLO, Limited
By: Sankaty Advisors, LLC as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Race Point VIII CLO, Limited
BY: Sankaty Advisors, LLC as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Solus Senior High Income Fund LP
By: Solus Alternative Asset Management LP
Its Investment Advisor

By:	/s/ Christopher Pucillo
Name:	Christopher Pucillo
Title:	President

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Steele Creek CLO 2014-1, LTD.
BY: Steele Creek Investment Management LLC

By:	/s/ Alan DeKeukelaere
Name:	Alan DeKeukelaere
Title:	Senior Research Analyst

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Steele Creek CLO 2015-1, LTD.

By:	/s/ Alan DeKeukelaere
Name:	Alan DeKeukelaere
Title:	Senior Research Analyst

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Figueroa CLO 2013-1, Ltd.
BY: TCW Asset Management Company as
Investment Manager

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

FIGUEROA CLO 2013-2, LTD
BY: TCW Asset Management Company as
Investment Manager

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Figueroa CLO 2014-1, Ltd.
BY: TCW Asset Management Company as
Investment Manager

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Variable Portfolio - TCW Core Plus Bond Fund
BY: TCW Asset Management Company as Investment Manager

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAGANO FUNDING ULC

By:	/s/ Shehzeen Ahmed
Name:	Shehzeen Ahmed
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

[NAME OF LENDER] Trinitas CLO II, LTD.

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer of Triumph Capital Advisors, LLC as Asset Manager

[By:
Name:
Title:[1]

1 If second signature line is required.

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

[NAME OF LENDER] Trinitas CLO III, LTD.

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer of Triumph Capital Advisors, LLC as Asset Manager

[By:
Name:
Title:[1]

1 If second signature line is required.

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Mt. Whitney Securities, LLC

By:	/s/ Charles C Williams Jr
Name:	Charles C Williams Jr
Title:	Operations Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Wells Fargo Advantage Multi-Sector Income Fund

By:	/s/ Charles C Williams Jr
Name:	Charles C Williams Jr
Title:	Operations Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Wells Fargo Advantage Strategic Income Fund

By:	/s/ Charles C Williams Jr
Name:	Charles C Williams Jr
Title:	Operations Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Floating Rate Loan Fund, a series of 525
Market Street Fund, LLC
by: Wells Capital Management, Investment Advisor

By:	/s/ Charles C Williams Jr
Name:	Charles C Williams Jr
Title:	Operations Manager

By:
Name:
Title:

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Western Alliance Bank

By:	/s/ Roharn Medifar
Name:	Roharn Medifar
Title:	Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

York CLO-1 Ltd.

By:	/s/ Rizwan Akhter
Name:	Rizwan Akhter
Title:	Authorized Signatory

[Signature Page to First Amendment to OIN Credit Agreement (2015)]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

SUNRISE PARTNERS LIMITED PARTNERSHIP
By: Paloma Partners Management Company, general partner

By:	/s/ Douglas W. Ambrose
Name:	Douglas W. Ambrose
Title:	Executive Vice President

[Signature Page to First Amendment to OIN Credit Agreement (2015)]